UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21195

A&Q Long/Short Strategies Fund LLC

(Exact name of registrant as specified in charter)

600 Washington Boulevard

Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Hedge Fund Solutions LLC

One North Wacker Drive

Chicago, IL, 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (203) 719-1428

Date of fiscal year end: December 31

Date of reporting period:   December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable

A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2021

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Long/Short Strategies Fund LLC

A&Q LONG/SHORT STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2021

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for A&Q Long/Short Strategies Fund LLC (the “Fund”) for the fiscal year ended December 31, 2021.

The Fund’s Investment Approach

The Fund commonly is referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term, and it seeks to achieve this investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

The Fund invests in a portfolio of Investment Funds that primarily employ long/short equity strategies. The Fund also may invest in Investment Funds that employ other strategies, including relative value, merger arbitrage/event-driven, macro, distressed investing and emerging market strategies. As of December 31, 2021, the Fund was invested in Investment Funds that employed Equity Hedged and Relative Value strategies.

Performance Review

Financial markets finished 2021 on a strong note, with risk assets rallying in December. COVID-19 played a major role throughout the year, with both the Delta and Omicron variants altering the trajectory of expected global economic growth and monetary policy. Inflation concerns also dominated headlines for most of the year. This reflected the focus on economic normalization, as well as the expected resource needs from the move toward green energy and the planned infrastructure buildout. The increased focus on commodities in 2021 also influenced investment strategies, with geopolitical events as well as economic fundamentals driving price action across the space. Certain regional markets also experienced increased regulatory scrutiny, particularly around the technology sector. Despite these challenges, most major equity and credit markets produced positive performance for the year.

Within Equity Hedged strategies, the early part of the year was characterized by both “meme stock” short squeezes and sharp factor rotations. This dynamic presented a challenging alpha climate and generally acted as a drag on hedge fund performance during the first half of 2021. The second half of the year saw an increased focus on inflation globally, as well as Chinese government scrutiny of certain equity market sectors. On balance, however, economic fundamentals were a larger driver of individual stock performance, and this was supportive of Equity Hedged managers with strong stock-picking acumen. While there was material dispersion of performance across market sectors, overall, most managers generated positive results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Fund Performance

For the 12-month period ended December 31, 2021, the Fund returned -2.5%. The HFRI Equity Hedge (Total) Index, returned 11.7%.

Returns	Fund	HFRI Equity Hedge (Total) Index
Year-to-date	-2.48%	11.87%
1-Year	-2.48%	11.87%
3-Year (average annual)	7.63%	14.46%
5-Year (average annual)	5.12%	9.55%
10-Year (average annual)	5.21%	7.49%

This graph compares a hypothetical $50,000 investment in the Fund with a similar investment in the HFRI Equity Hedge (Total) Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, and include the reinvestment of all dividends and capital gains distributions, and the Fund’s maximum sales load of 2%. The index does not reflect expenses, fees or sales loads, which would lower performance.

Although the HFRI Equity Hedge (Total) Index is used as a reference point for the A&Q Long/Short Strategies Fund LLC, there may be meaningful differences between the Fund and this index. The median size of the constituent funds in the HFRI Index as of this writing is less than $100 million, and many members are not considered by UBS Hedge Fund Solutions to be institutional quality funds. Because managers self-select into this index, there may not be consistency across the character of underlying funds, and the index may include long-only funds or quantitative funds. Other differences, such as differences in the degree of market beta, will likely lead to differentiated outcomes.

Ernst & Young LLP One Manhattan West New York, NY - 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

A&Q Long/Short Strategies Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Long/Short Strategies Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2021 and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of A&Q Long/Short Strategies Fund LLC at December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of December 31, 2021, by correspondence with management of the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

March 1, 2022

A&Q Long/Short Strategies Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2021

ASSETS

Investments in Investment Funds, at fair value (cost $ 106,561,058)	$138,647,737
Cash	1,992,682
Receivable from Investment Funds	9,075,782
Advanced subscriptions in Investment Funds	2,000,000
Other assets	16,919

Total Assets	151,733,120

LIABILITIES

Withdrawals payable	4,755,828
Investment Management Fee payable (See Note 3)	365,033
Professional fees payable	349,168
Management Fee payable (See Note 3)	115,274
Administration fee payable (See Note 4)	102,070
Payable to Adviser	11,067
Officer’s and Directors’ fees payable	7,600
Custody fee payable	720
Other liabilities	62,728

Total Liabilities	5,769,488

Members’ Capital	$145,963,632

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$113,876,953
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	32,086,679

Members’ Capital	$145,963,632

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

December 31, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP (d)	US/Canada	$5,718,769	$5,145,874	3.52%	7/1/2019	Quarterly	45 days	12/31/2021	(e)	$2,434,686
Averill Partners L.P.	US/Canada	5,000,000	5,775,026	3.96	5/1/2021	Quarterly	60 days	6/30/2023	(f),(g)	$1,443,757
Avidity Capital Fund L.P. (d)	US/Canada	1,830,830	2,001,005	1.37	5/1/2020	Quarterly	60 days	12/31/2021		$2,001,005
Biomedical Value Fund, L.P.	US/Canada	6,794,245	8,308,185	5.69	3/1/2019	Quarterly	120 days	12/31/2021		$8,308,185
Crake Global US Feeder L.P.	Global Markets	9,804,381	14,787,318	10.13	10/1/2019	Monthly	45 days	12/31/2021		$14,787,318
Dantai US Feeder Fund	Greater China	4,000,000	3,616,362	2.48	10/1/2021	Monthly	30 days	3/31/2023	(g)	$921,851
Jericho Capital Partners L.P.	US/Canada	5,324,738	11,896,514	8.15	6/1/2011	Quarterly	60 days	12/31/2021	(h)	$9,315,467
MW Eureka (US) Fund (d)	Europe including UK	2,673,662	2,779,189	1.90	2/1/2017	Monthly	90 days	12/31/2021		$2,779,189
MY Asian Opportunities Fund, L.P. (formally known as York Asian Opportunities Fund, L.P.)	Developed Asia including Japan	8,118,581	10,242,132	7.02	8/1/2019	Quarterly	60 days	12/31/2021		$10,242,132
Parsifal Fund, L.P.	Global	11,000,000	10,619,007	7.27	5/1/2021	Quarterly	60 days	6/30/2022	(f),(g)	$1,940,849
Pelham Long/Short Fund, L.P.	Europe including UK	2,339,470	5,192,359	3.56	5/1/2010	Monthly	90 days	12/31/2021		$5,192,359
Perceptive Life Sciences Qualified Fund, L.P. (d)	US/Canada	2,399,497	1,962,341	1.34	1/1/2013	Quarterly	45 days	12/31/2021		$1,962,341
Pleiad Asia Onshore Feeder Fund	Developed Asia including Japan	7,389,805	10,235,415	7.01	8/1/2015	Quarterly	60 days	12/31/2021	(f)	$2,558,854
Point72 Capital, L.P.	Global	12,197,009	14,591,087	10.00	6/1/2018	Quarterly	45 days	12/31/2021	(f)	$3,647,772
Tairen China Fund Ltd. (d)	Greater China	2,444,844	2,533,769	1.74	1/1/2018	Quarterly	60 days	12/31/2021		$2,533,769
TPG Public Equity Partners-A, L.P.	Global	9,625,501	13,291,015	9.11	9/1/2015	Quarterly	60 days	12/31/2021	(f)	$3,322,754
Visium Balanced Offshore Fund, Ltd. (d)	US/Canada	-	-	0.00	6/1/2011	N/A	N/A	N/A	(i)	N/A
WT China Fund Ltd.	China	4,899,726	10,026,166	6.87	3/1/2019	Monthly	45 days	12/31/2021		$10,026,166

Equity Hedged Subtotal		101,561,058	133,002,764	91.12
Relative Value

PSquared US Feeder Fund, LP	Europe including UK	5,000,000	5,644,973	3.87	4/1/2020	Monthly	90 days	12/31/2021		$5,644,973

Relative Value Subtotal		5,000,000	5,644,973	3.87

Total		$106,561,058	$138,647,737	94.99%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	Investment Fund was acquired from A&Q Masters Fund as part of the Reorganization (see Note 1).
(e)	A portion of this holding ($2,711,188) is under lock-up and is not redeemable without paying a fee.
(f)	The Investment Fund is subject to an investor level gate of 25%.
(g)	This holding is under lock-up and is not redeemable without paying a fee.
(h)	A portion of this holding ($2,581,047) is under lock-up and is not redeemable without paying a fee.
(i)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Operations

Year Ended December 31, 2021

EXPENSES

Investment Management Fee (See Note 3)	$1,466,888
Professional fees	1,059,408
Management Fee (See Note 3)	423,427
Officer’s and Directors’ fees	124,026
Administration fee (See Note 4)	113,154
Commitment Fee	93,889
Other Adviser fees	11,067
Custody fee	7,996
Printing, insurance and other expenses	138,780

Total Expenses	3,438,635

Net Investment Loss	(3,438,635)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	2,727,621
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(2,122,659)

Net Realized and Unrealized Gain/(Loss) from Investments	604,962

Net Decrease in Members’ Capital Derived from Operations	$(2,833,673)

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2020 and 2021

	Adviser	Members	Total

Members’ Capital at January 1, 2020	$82,214	$102,635,452	$102,717,666

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(1,012)	(2,925,939)	(2,926,951)
Net realized gain/(loss) from investments in Investment Funds	3,598	4,224,990	4,228,588
Net change in unrealized appreciation/depreciation on investments in Investment Funds	13,493	14,846,648	14,860,141
Net Increase in Members’ Capital Derived from Operations	16,079	16,145,699	16,161,778

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(15,643,377)	(15,643,377)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(15,643,377)	(15,643,377)

Members’ Capital at December 31, 2020	$98,293	$103,137,774	$103,236,067

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(1,205)	(3,437,430)	(3,438,635)
Net realized gain/(loss) from investments in Investment Funds	2,146	2,725,475	2,727,621
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(2,054)	(2,120,605)	(2,122,659)
Net Decrease in Members’ Capital Derived from Operations	(1,113)	(2,832,560)	(2,833,673)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions[a]	–	57,433,433	57,433,433
Members’ withdrawals	–	(11,872,195)	(11,872,195)
Net Increase in Members’ Capital Derived from Capital Transactions	–	45,561,238	45,561,238

Members’ Capital at December 31, 2021	$97,180	$145,866,452	$145,963,632

a	Members’ subscriptions includes subscriptions of $55,069,431 received from A&Q Masters Fund as part of the Reorganization (see Note 3).

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Statement of Cash Flows

Year Ended December 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(2,833,673)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(27,750,000)
Proceeds from disposition of investments in Investment Funds	29,743,150
Net realized (gain)/loss from investments in Investment Funds	(2,727,621)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	2,122,659
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	(2,000,000)
Receivable from Investment Funds	(8,730,160)
Other assets	(6,967)
Increase/(decrease) in liabilities:
Administration fee payable	67,737
Investment Management Fee payable	2,577
Management Fee payable	40,283
Officer’s and Directors’ fees payable	(78)
Payable to Adviser	6,589
Professional fees payable	101,173
Other liabilities	11,348
Net cash used in operating activities	(11,952,983)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions, including $14,707,706 received in the Reorganization (see Note 3)	17,071,708
Payments on Members’ withdrawals, including change in withdrawals payable	(10,583,392)
Net cash provided by financing activities	6,488,316

Net decrease in cash	(5,464,667)
Cash-beginning of year	7,457,349
Cash-end of year	$1,992,682

Supplemental disclosure of cash flow information:
Non-Cash disclosure:
Transfer of assets from A&Q Masters Fund (See Note 3)	$40,361,725

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Financial Highlights

December 31, 2021

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended December 31,
	2021	2020	2019	2018	2017
Ratio of net investment loss to average members’ capital [a,b]	(2.49%)	(2.88%)	(2.68%)	(2.61%)	(2.47%)
Ratio of gross expenses to average members’ capital [a,b]	2.49%	2.88%	2.68%	2.61%	2.47%
Ratio of net expenses to average members’ capital [a,b]	2.49%	2.88%	2.68%	2.61%	2.47%
Portfolio turnover rate	21.33%	15.73%	35.68%	16.66%	23.11%
Total return [c]	(2.48%)	17.51%	8.80%	(6.20%)	9.76%
Asset coverage [d]	N/A	N/A	15.467	30.039	14.738
Members’ capital at end of year (including the Adviser)	$145,963,632	$103,236,067	$102,717,666	$116,154,371	$144,245,208

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

d

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 5). There were no senior securities payable outstanding for the year ended December 31, 2021 or 2020.

The accompanying notes are an integral part of these financial statements.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements

December 31, 2021

1.	Organization

A&Q Long/Short Strategies Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 13, 2001 and commenced operations on February 1, 2003. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term. The Fund seeks to achieve its investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions”, the “Adviser” and, when providing services under its Administration Agreement with the Fund, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

1.	Organization (continued)

As part of an ongoing review of its fund lineup and its desire to align its fund offerings with investors’ needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors, the Adviser recommended to the Fund’s Board that the Fund be consolidated with A&Q Masters Fund (the “Acquired Fund”). Effective after the close of business on March 31, 2021, the Fund effected a taxable reorganization, whereby the Acquired Fund merged with and into the Fund. Similar to the Fund, the Acquired Fund was a closed-end, non-diversified management investment company structured as a “fund of funds” and advised by UBS Hedge Fund Solutions (as defined below). After the close of business on March 31, 2021, the Acquired Fund transferred all of its assets (see Note 3 for further details) to the Fund in exchange solely for interest in the Fund and the assumption by the Fund of the Acquired Fund’s stated liabilities (the “Reorganization”). With regards to the Reorganization, the Fund incurred total costs of $409,127 which was comprised of legal and proxy voting fees. These fees were borne by the Fund prior to the Reorganization date and are disclosed within professional fees in the Statement of Operations. In association with the Reorganization, the Fund also decreased the Investment Management Fee from 1.45% to 0.95% (see Note 3).

Initial and additional applications for interests by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase interests from Members on a quarterly basis. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Board, which may be withheld in the Board’s sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

The Adviser has determined that the Fund is an investment company as outlined in the FASB Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946) - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

1.	Organization (continued)

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) the effects on the economy overall, and (v) the effectiveness and the roll-out of the vaccines, all of which are highly uncertain and cannot be predicted. These developments may adversely impact certain companies in which the Investment Funds held by the Fund may invest and the value of the Fund’s investments therein.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of December 31, 2021. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2021. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $133,002,764) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2021, the Investment Funds in the equity hedged strategy had $63,420,147, representing 48% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $25,302,630, representing 19% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investment ranges from 3-17 months at December 31, 2021.

The Investment Fund in the relative value strategy (total fair value of $5,644,973), a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $138,647,737 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2021.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

2.	Significant Accounting Policies (continued)

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $3,438,635 and $2,727,621 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2021. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2021 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2021, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within 12 months of the reporting date.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2021; therefore, the tax basis of investments for 2021 will not be finalized by the Fund until after the fiscal year end.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There were no restricted cash balances held as of December 31, 2021.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 0.95% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and Administrator. Prior to the Reorganization, the Investment Management Fee was charged at an annual rate of 1.45%. For the year ended December 31, 2021, the Fund incurred an Investment Management Fee of $1,466,888, of which $365,033 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2021.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser and Administrator. The Management Fee and the Investment Management Fee are paid to the Adviser and Administrator out of the Fund’s assets and debited against the Members’ capital accounts,

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

3.	Related Party Transactions (continued)

excluding the capital account attributable to the Adviser and Administrator. A portion of the Investment Management Fee and the Management Fee is paid by UBS Hedge Fund Solutions to its affiliates. For the year ended December 31, 2021, the Fund incurred a Management Fee of $423,427, of which $115,274 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2021.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., together with any other broker or dealer appointed by the Fund as distributor of its interests (the “Distributor”), acts as the distributor, without special compensation from the Fund. Currently, UBS FSI acts as the sole distributor of the Fund’s interests, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Investment Management Fee and the Management Fee which are similarly allocated to all Members other than the Adviser as described above.

Each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chair of the Board and the Chair of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the two other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended December 31, 2021, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $7,678 which is included in Officer’s and Directors’ fees in the Statement of Operations. The related payable of $7,600 is included in Officer’s and Directors’ fees payable in the Statement of Assets, Liabilities and Members’ Capital.

The Fund, along with the two other registered alternative investment funds advised by UBS Hedge Fund Solutions, and the Directors are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the funds on a pro-rata basis based on each fund’s assets under management. On an annual basis, the allocation methodology is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended December 31, 2021, the Fund incurred $61,536 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, of which none was payable at December 31, 2021.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

3.	Related Party Transactions (continued)

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 5). On a quarterly basis, the credit provider charges a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser negotiates the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee is allocated to each fund based on the sub-limit borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2021, the Fund incurred a Commitment Fee of $93,889 to the counterparty, of which $25,556 remains payable and is included in other liabilities in the Statement of Assets, Liabilities and Members’ Capital at December 31, 2021.

During the year ended December 31, 2021, the Adviser incurred expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. For the year ended December 31, 2021, the Fund incurred other Adviser fees of $11,067, of which $11,067 remains payable and is included in the Statement of Assets, Liabilities and Members’ Capital at December 31, 2021.

Other investment partnerships sponsored by UBS Group AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

In connection with the Reorganization, after the close of business on March 31, 2021, the Acquired Fund transferred non-cash assets (i.e., interests in Investment Funds) totaling $40,361,725 to the Fund. Additionally, the Acquired Fund transferred cash assets totaling $14,707,706 to the Fund. The total contribution of $55,069,431 is shown as a portion of members’ subscriptions as disclosed in the Statement of Changes in Members’ Capital. The transfer of the net assets from the Acquired Fund to the Fund, and the issuance of capital interests by the Fund to the Acquired Fund, was completed at fair value (i.e., NAV).

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS Group AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

4.	Administration and Custody Fees (continued)

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign sub custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

5.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on August 23, 2022 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $20,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day of Term Secured Overnight Financing Rate (“SOFR”) plus 0.11448% plus 1.50%. There is a Commitment Fee payable by the Fund, calculated at 50 basis points times the actual daily amount of the line of credit not utilized.

For the year ended December 31, 2021, the Fund did not borrow under this secured revolving line of credit.

6.	Investments

As of December 31, 2021, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2021 amounted to $68,111,725, of which $40,361,725 was received as part of the Reorganization, and $29,743,150, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.45% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 9.00% to 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Long/Short Strategies Fund LLC

Notes to Financial Statements (continued)

December 31, 2021

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to December 31, 2021, the Fund paid withdrawals payable of $4,755,828 in full.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

The Board of Directors of the Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Directors”), last evaluated the Investment Management Agreement (the “Management Agreement”) at a meeting on September 30, 2021. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Management Agreement. The Directors reviewed materials furnished by UBS Hedge Fund Solutions LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided by the Adviser to the Fund, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that, while the Fund’s performance for the three- and five-year periods ended June 30, 2021 underperformed the median performance of the Comparable Funds for the same periods, the Fund’s performance for the five-year period ended June 30, 2021 outperformed the HFRI Equity Hedge (Total) Index for the same period. The Directors also discussed that the Fund’s volatility for the three- and five-year periods ended June 30, 2021 was the second lowest as compared to the Comparable Funds for the same periods.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, while the Fund’s management fee was above the median management fee of the Comparable Funds, the Fund does not charge an incentive fee, unlike most of the Comparable Funds. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee of the Adviser’s retail clients, and that the Fund does not charge an incentive fee, unlike the Adviser’s retail clients and non-retail clients.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Management Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Management Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining. After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions, LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

INDEPENDENT DIRECTORS

Virginia G. Breen (57) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chair and Director	Term — Indefinite Length—since Aug. 7, 2008	Private investor and board member of certain entities (as listed herein).	3	Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (21 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property Trust, Inc.; Tech and Energy Transition Corporation.

Heather R. Higgins (62) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jan. 1, 2022	President and Director of The Randolph Foundation (charitable foundation) (since 1991); member of the Board of Overseers of the Hoover Institution (from 2001 to 2007 and since 2009); and board member of several non-profit organizations.	48	None

Stephen H. Penman (75) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	3	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

OFFICER(S) WHO ARE NOT DIRECTORS

Dylan Germishuys (52) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Jan. 1, 2022	Head of Portfolio Accounting and Performance since October 2020. Mr. Germishuys was Head of Operations and Product Control of UBS HFS from 2004 to October 2020.	N/A	N/A

Matthew Richards (36) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Jan. 1, 2022	Head of Financial Reporting & Structuring (since November 2020), prior to which he was a Financial and Regulatory Reporting Specialist (2015-2020).	N/A	N/A

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (62) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005	Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.	N/A	N/A
Keith A. Weller (60) UBS AM One North Wacker Drive Chicago, Illinois 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019	Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM—Americas (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.	N/A	N/A

[1]	The Fund commenced operations on February 1, 2003.

[2]	Of the 48 funds/portfolios in the complex, 45 are advised by an affiliate of UBS HFS and three comprise the registered alternative investment funds advised by UBS HFS.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $86,395 in 2021 and $73,800 in 2020. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-CEN.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 in 2021 and $2,285 in 2020. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $115,200 in 2021 and $144,700 in 2020. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2020.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.294 million in 2020 and .330 million in 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting standard Internal

UBS Hedge Fund Solutions LLC

proxy voting standard

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this standard?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Standard, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability

Location	Americas

Legal Entity	UBS Hedge Fund Solutions LLC

Business Division	Asset Management

Business Area / Function	All

Roles	All

Summary of Key Requirements

The standard is designed to address the following risks:

-  Failure to provided required disclosures for investment advisers and registered investment companies

-  Failure to vote proxies in best interest of clients and funds

-  Failure to identify and address conflicts of interest

Infringements of this standard may result in disciplinary action including dismissal.

Published: 3 December 2015 Last Updated: 5 January, 2022	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Table of Contents

Standard		3

1.	General Standard	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015 Last Updated: 5 January, 2022	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Standard

1.	General Standard

The general standard is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-   the impact on the value of the securities;

-   the anticipated costs and benefits associated with the proposal;

-   the effect on liquidity;

-   impact on redemption or withdrawal rights;

-   the continued or increased availability of portfolio information; and

-   customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote the proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS votes in accordance with ISS recommendations.

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015 Last Updated: 5 January, 2022	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q LONG/SHORT STRATEGIES FUND LLC

PORTFOLIO MANAGER DISCLOSURE

(a)(1)

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the fund.

Mr. Amlicke has served as a Portfolio Manager of the Fund since 2013. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of December 31, 2021.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	2	$656,834,291	77	$23,428,016,765	17	$17,006,862,324

[1]	Of these accounts, 2 accounts with total assets of approximately $656,834,291 charge performance-based advisory fees.

[2]	Of these accounts, 45 accounts with total assets of approximately $10,769,248,620 charge performance-based advisory fees.

[3]	Of these accounts, 3 accounts with total assets of approximately $6,826,302,379 charge performance-based advisory fees.

Mr. Amlicke does not beneficially own any interests in the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Long/Short Strategies Fund LLC

By (Signature and Title)* /s/ Dylan Germishuys Dylan Germishuys, Principal Executive Officer

Date March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dylan Germishuys Dylan Germishuys, Principal Executive Officer

Date March 8, 2022

By (Signature and Title)* /s/ Matthew Richards Matthew Richards, Principal Accounting Officer

Date March 8, 2022

* Print the name and title of each signing officer under his or her signature.